UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2023

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

delaware	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Indiana Street, Suite 650

Golden, Colorado 80401

 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AUMN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03.	Material Modification to Rights of Security Holders.

On May 26, 2023, following the Annual Meeting of Stockholders (the “Meeting”) of Golden Minerals Company (the “Company”) held earlier that day in Golden, Colorado, the Company’s Board of Directors approved a reverse stock split (the “Reverse Stock Split”) of the common stock, par value $0.01 per share, of the Company at a ratio of one-for 25 shares (the “Reverse Stock Split Ratio”) and a reduction in the total number of authorized shares of common stock of the Company from 350,000,000 shares to 28,000,000 shares (the “Authorized Shares Reduction”), each with an effective time of 12:01 a.m. Eastern Time on June 9, 2023 (the “Effective Time”). To effect the Reverse Stock Split and the Authorized Shares Reduction, the Company filed on May 30, 2023 an amendment to the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Amendment”).

As of the Effective Time, each 25 shares of common stock of the Company outstanding will be combined, automatically and without any action on the part of the Company or its stockholders, into one new share of common stock. No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Stockholders who would otherwise receive a fractional share will instead be issued a full share in lieu of such fractional share. The common stock of the Company is expected to commence trading on a split-adjusted basis at the open of trading on June 9, 2023, at which time the common stock will be represented by a new CUSIP number (381119403). The par value per share of common stock of the Company will remain unchanged.

In addition, effective as of the Effective Time and based on the Reverse Stock Split Ratio, (i) proportionate adjustments will be made to the number of shares issuable upon the exercise or vesting of all outstanding warrants and restricted stock units, which will result in a proportional decrease in the number of shares of common stock reserved for issuance upon exercise or vesting of such warrants and restricted stock units and (ii) the number of shares of common stock then reserved for issuance under the Company’s equity compensation plans, including the 2023 Equity Incentive Plan, will be reduced proportionately.

The foregoing description of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 3.1, and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As discussed in Item 5.07 below, at the Meeting held on May 26, 2023, the stockholders of the Company voted to approve the Company’s 2023 Equity Incentive Plan (the “2023 Plan”). The 2023 Plan provides for, among other things, (i) a reserve of 9,000,000 shares of common stock of the Company (360,000 shares on a split-adjusted basis) that may be issued pursuant to awards under the 2023 Plan and (ii) a term that expires on February 23, 2033. Permitted awards under the 2023 Plan include options, stock appreciation rights, restricted stock, restricted stock units, performance stock units, and other cash and stock-based awards. The principal terms of the 2023 Plan are described in the Company’s definitive proxy statement for the Meeting, filed with the Securities and Exchange Commission on April 6, 2023 (the “Proxy Statement”), which description is incorporated herein by reference and is qualified in its entirety by the full text of the 2023 Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Meeting, six proposals were submitted to the stockholders for approval as set forth in the Proxy Statement. Of the 171,813,583 shares of common stock outstanding and which are entitled to vote as of the record date, 98,310,271 shares (57.22%) were present or represented by proxy at the Meeting. The stockholders of the Company (1) approved the election of Jeffrey G. Clevenger, Warren M. Rehn, W. Durand Eppler, Deborah J. Friedman, Kevin R. Morano, Terry M. Palmer and David H. Watkins as directors of the Company to hold office until the 2024 annual meeting of stockholders or until their successors are elected; (2) ratified the appointment of Armanino, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; (3) approved the Golden Minerals Company 2023 Equity Incentive Plan; (4) approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio ranging from 1-for-2 shares up to 1-for-25 shares; (5) approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reduction in the total number of authorized shares of common stock of the Company concurrent with the reverse stock split; and (6) did not approve an amendment to the Company’s Amended and Restated Certificate of Incorporation allowing for exculpation of officers. The votes on the proposals were cast as set forth below:

1.	Election of seven (7) directors to hold office until the 2023 annual meeting of stockholders or until their successors are elected.

Name	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey G. Clevenger	65,040,694	10,476,863	22,792,714
Warren M. Rehn	73,437,428	2,080,129	22,792,714
W. Durand Eppler	63,506,629	12,010,928	22,792,714
Deborah J. Friedman	64,147,857	11,369,700	22,792,714
Kevin R. Morano	66,750,518	8,767,039	22,792,714
Terry M. Palmer	73,445,360	2,072,197	22,792,714
David H. Watkins	73,188,547	2,329,010	22,792,714

2.	Ratification of the selection of Armanino, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Abstentions
96,836,645	837,983	635,643

3.	Approval of the Golden Minerals Company 2023 Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
70,586,779	3,828,031	1,102,747	22,792,714

4.	Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio ranging from 1-for-2 shares up to 1-for-25 shares.

Votes For	Votes Against	Abstentions
91,498,294	6,490,041	321,936

5.	Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reduction in the total number of authorized shares of common stock of the Company concurrent with the reverse stock split.

Votes For	Votes Against	Abstentions
91,833,774	5,767,501	708,996

6.	Amendment to the Company’s Amended and Restated Certificate of Incorporation to allow for exculpation of officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
63,329,755	11,460,114	727,688	22,792,714

Item 7.01	Regulation FD Disclosure.

On May 30, 2022, the Company issued a press release announcing the approval by the Company’s Board of Directors of the Reverse Stock Split at a ratio of one-for-25 shares and the Authorized Shares Reduction. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 of this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Golden Minerals Company
10.1	Golden Minerals Company 2023 Equity Incentive Plan
99.1	Press release of Golden Minerals Company, dated May 30, 2023, announcing reverse stock split and authorized shares reduction
104	Cover Page Interactive Data File (formatted in Inline XBRL and included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2023

Golden Minerals Company

By:	/s/ Julie Z. Weedman
Name: Julie Z. Weedman
Title: Senior Vice President and Chief Financial Officer

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